UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549[GRAPHIC OMITTED]

                                    FORM 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)


                     of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 12, 2005

                               PracticeXpert, Inc.
                               -------------------
             (Exact name of Registrant as Specified in its Charter)


              Nevada                        0-30583                            87-0622329
   (State or Other Jurisdiction    (Commission file number)
       of Incorporation or                                      (I.R.S. Employer Identification Number)
         Organization)

                             10833 Washington Blvd.
                          Culver City, California 90232
           (Address of Principal Executive Offices including Zip Code)


                                 (310) 815-3500
              (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sale of Equity Securities.

On July 12, 2005, the registrant settled a transaction for the issuance of an aggregate of 10.0 million shares (the "Shares") of common stock, par value $.001 per share, of the registrant in a private offering exempt from the registration requirements under the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof, for the total consideration of $4.0 million, or $0.40 per share, to one investor, PI (Cayman) Limited, a company organized and existing under the laws of the Cayman Islands. Under the terms of this transaction, a convertible promissory note (the "Note") dated January 3, 2005, in the principal amount of $4.0 million was issued by PracticeXpert Systems, Inc., formerly Physician Informatics, Inc., a subsidiary of the registrant, as debtor, to PI (Cayman) Limited, as lender, whereupon, the registrant exercised its conversion option, as set forth in the Note, effective on June 30, 2005, to convert the Note into the Shares. PI (Cayman) Limited represented its intention to the registrant to acquire the Shares for investment only and not with a view to sell the Shares in connection with any distribution thereof, and an appropriate restrictive legend was affixed to the stock certificate. The registrant believes that PI (Cayman) Limited is an "accredited investor", as that term is defined in Rule 501 promulgated under the Securities Act of 1933, as amended.

The full text of a press release issued by the registrant on July 12, 2005, regarding the foregoing is attached as Exhibit 99.1 to this report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.


(c)   Exhibits. The following is filed as an exhibit to this report on Form 8-K:

      99.1  Press Release issued by the registrant dated July 12, 2005.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        PRACTICEXPERT, INC.


                                        (Registrant)


 Dated: July 12, 2005

                                        By: /s/ Jonathan Doctor
                                            -----------------------
                                            Jonathan Doctor
                                            Chief Executive Officer

                                INDEX TO EXHIBITS

Exhibit

99.1     Press Release issued by the registrant dated July 12, 2005